Industry Alaska

• • • • •

Boxed water

#1 #2 #3 #4 #5 #6 • • •

• • • •

• • • •

• • • • Weighted-Average WTI Call Option Strike Price WTI Forward Curve

(1%) (3%) (2%) (5%) (7%) (7%) (8%) (8%) (11%) (8%) 0.2%

• • • • •

LUV JBLU AAL ALK DAL UAL AAL UAL DAL JBLU ALK LUV

• • • • • • • • • • • • • • • • •

ALASKA AIR GROUP
INVESTOR DAY


Alaska
N434AS

2022 Investor Day Agenda

11:30am – 1:30pm	Ben Minicucci, Chief Executive Officer
	Andrew Harrison, Chief Commercial Officer
	Nat Pieper, SVP, Fleet, Finance & Alliances
	Sangita Woerner, SVP Marketing & Guest Experience
	Dean Athanasia, Bank of America
	Shane Tackett, Chief Financial Officer
1:30pm – 1:40pm	Break
1:40pm – 2:30pm	Question & Answer Session

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2021. Some of these risks include competition, labor costs, relations and availability, general economic conditions including those associated with pandemic recovery, increases in operating costs including fuel, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

BEN MINICUCCI
CHIEF EXECUTIVE OFFICER

Alaska®

oneworld

WHAT WE BELIEVE

OWN SAFETY	DO THE RIGHT THING	BE KINDHEARTED	BE REMARKABLE	DELIVER PERFORMANCE

CREATING VALUE FOR OUR STAKEHOLDERS




Our People
Our Owners
PROFITABLE GROWTH
Our Guests
Our Communities

Profitable growth creates value for all our stakeholders.

OUR COMMITMENT TO SUSTAINABILITY

Environmental

Social

Governance

GLOBAL AIRLINE OF THE YEAR


Alaska

2022 AIRLINE OF THE YEAR
AIR TRANSPORT WORLD

- Excellence, innovation and leadership
- Strong financial discipline
- Consistent and excellent safety record
- Community, eco and technology leadership
- Consistent high standards in customer service
- Excellent labor relations

Our team



ANDREW HARRISON
CCO



ANDY SCHNEIDER
SVP People



BEN MINICUCCI
CEO



CHARU JAIN
SVP
Merchandising & Innovation



CONSTANCE VON MUEHLEN
COO



DIANA BIRKETT RAKOW
SVP Public Affairs & Sustainability



JOE SPRAGUE
President Horizon



KYLE LEVINE
SVP Legal & General Counsel



NAT PIEPER
SVP Fleet, Finance & Alliances



SANGITA WOERNER
SVP Marketing & Guest Experience



SHANE TACKETT
CFO

20+ YEARS
INDUSTRY TENURE

OUR COMPETITIVE ADVANTAGES

- LOW COST, HIGH PRODUCTIVITY MINDSET
- OPERATIONAL EXCELLENCE
- POWERFUL LOYALTY PROGRAM
- REMARKABLE SERVICE & CULTURE OF CARE

We have out-performed industry pre-tax margins for over 2 decades



Alaska
Industry
8%
(1%)
(3%)
(5%)
(2%)
0%
3%
6%
4%
0%
4%
11%
11%
12%
12%
17%
24%
24%
16%
9%
12%
(8%)
(11%)
(4%)
(5%)
(4%)
1%
4%
(2%)
(3%)
3%
2%
3%
5%
9%
15%
14%
11%
9%
10%
(6%)
(18%)
(49%)
(64%)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Industry includes Delta, American, United, Southwest, and JetBlue; Industry adjusted pretax margins represent ASM weighted industry average, excluding Alaska for each period reported..

Even in the pandemic recovery period we outperformed peers

2021 Stage length adjusted CASM ex. fuel



15% better
11.21
9.57
Industry
Alaska

Industry includes: Delta, United, American, Southwest and JetBlue. Stage length adjustment factor of 1,000 miles applied. CASMex as reported by each carrier in SEC filings, including profit sharing costs. Statistical data from DOT Form 41.

2021 2H adjusted pre-tax margin %



Alaska
7%
2%
(1%)
(5%)
(7%)
(11%)
jetBlue

Reported Q3 2021 and Q4 2021 adjusted pre-tax margin.

Our competitive advantages and strong financial performance have enabled us to outgrow the industry

Compound annual capacity growth rate 2014 - 2019


Alaska grew
over 3x faster
4%
13%
Industry
Alaska

Industry includes Delta, United, American Southwest and JetBlue. Statistics from Form 41.

While maintaining an excellent operation


On time arrivals
88%
86%
87%
83%
84%
83%
85%
2014
2015
2016
2017
2018
2019
2021
Alaska
Industry

As measured by A14. Industry includes: Delta, United, American, Southwest and JetBlue.

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

EXPANSIVE WEST COAST NETWORK

EFFICIENT FLEET

COMPELLING PRODUCT

POWERFUL BRAND & UNPARALLELED LOYALTY

RESILIENT BUSINESS MODEL

ANDREW HARRISON
CHIEF COMMERCIAL OFFICER

Alaska® oneworld

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

EXPANSIVE WEST COAST NETWORK	EFFICIENT FLEET	COMPELLING PRODUCT	POWERFUL BRAND & UNPARALLELED LOYALTY	RESILIENT BUSINESS MODEL

Delivering $400 million in incremental revenue

FLEET UPGAUGE
$70M

NETWORK & ALLIANCES
$135M

LOYALTY & PRODUCT
$195M

Expansive network from West Coast


Vancouver
SEATTLE
ANCHORAGE
PORTLAND
Bozeman
Boise
Minneapolis
Boston
Detroit
New York
Salt Lake City
Chicago
SAN FRANCISCO
San Jose
Denver
Washington DC
Cincinnati
Nashville
LOS ANGELES
Phoenix
Atlanta
San Diego
Dallas
Charleston
Austin
Honolulu
Houston
Orlando
Kona
Ft. Myers
Miami
Los Cabos
Puerto Vallarta
Zihuatanejo
Cancun
Belize
Liberia

Over 80% of the US population lives within 50 miles of an airport Alaska serves

We are a key player diversified across five hubs

SEA	PDX	ANC	SFO	LAX
350 daily departures	110 daily departures	70 daily departures	90 daily departures	80 daily departures
60% market share	50% market share	65% market share	17% market share	8% market share
↑ 8 PTS since 2016	↑ 7 PTS since 2016	↑ 4 PTS since 2016	↑ 13 PTS since 2016	↑ 4 PTS since 2016
# 1	# 1	# 1	# 2	# 5

Domestic scheduled seats summer 2022 and summer 2016 snapshots. AS marketed **Domestic utility ***Total Departures

We have profitable growth opportunities

Average annual ASM growth of
4%-8%
targeted through 2025



70% of growth allocated to the Pacific Northwest

30% of growth allocated to California

Growth through 2025 will be highly efficient


70%
FREQUENCY
15%
AIRCRAFT GAUGE
5%
STAGE LENGTH
10%
NEW MARKETS
90% of growth is in existing markets

oneworld makes us more competitive in Seattle

Our guests have access to more global partners



9
11
2019
2022

2022 Partners include: Finnair, Qatar, British Airways, Japan Airlines,, American, Air Lingus Condor, Icelandair, Korean, Singapore and a new partner being announced in April 2022.

And can enjoy the benefits of Seattle's #1 global alliance

#1
INTERNATIONAL SEAT SHARE

#1
INTERNATIONAL DAILY DEPARTURES

#1
INTERNATIONAL DESTINATIONS SERVED

oneworld improves California profitability

Partner code in California is increasing



+↑20%
2019
2022

Partner code includes all domestic and international partners selling AS code.

And the benefits are significant

Alaska Airlines Focus City ↔ American Airlines Focus City

	2019 to 2021
Alaska Daily Seats	↑30%
Alaska Total Guests	↑50%
Partner Enabled Guests	90%
Pre-Tax Margin	↑5x

Codeshare example is October 2019 vs October 2021

We are investing in infrastructure to grow: SEA

30%
More gates

25K
More sq. ft.

2X
Lobby throughput by 2024

We are investing in infrastructure to grow: PDX



New lobby
2024

New flagship lounge
2026

We are investing in infrastructure to grow: SFO

Terminal 1 co-location with oneworld

oneworld

Alaska
American Airlines
British Airways
Cathay Pacific
Finnair
Iberia
Japan Airlines
Malaysia Airlines
Qantas
Qatar Airways
Royal Air Maroc
Royal Jordanian
SriLankan Airlines

We are investing in infrastructure to grow: LAX


63A

20%
More gates by 2024

15K
More sq. ft. by 2024

NAT PIEPER
SVP, FLEET, FINANCE & ALLIANCES

Alaska® oneworld

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

EXPANSIVE WEST COAST NETWORK

EFFICIENT FLEET

COMPELLING PRODUCT

POWERFUL BRAND & UNPARALLELED LOYALTY

RESILIENT BUSINESS MODEL

Single fleet strengthens our competitive advantages

Low Costs, High Productivity		Operational Excellence		Strong Partnerships
Reduced pilot & maintenance cross training	Single maintenance program	Optimal network efficiency	Seamless equipment swaps	Boeing, CFM, Embraer

$75 million annual cost savings

Mainline to single fleet by 2023


Boeing
Alaska
Airbus
Alaska
Boeing
Alaska

Year end fleet counts


71
166
40
177
241
2019
2021
2023
Airbus
Boeing 737

Fleet counts reflect aircraft on firm order.

Our regional operation will also move to a single fleet

Embraer E175


Alaska

De Havilland Q400


Alaska

Embraer E175


Alaska

Year end fleet counts


33
62
32
62
82
2019
2021
2023
De Havilland Q400
Embraer E175

Fleet counts reflect aircraft on firm order, including one additional unit delivering to our third party CPA operator in 2023.

Fleet upgauge enhances profit and environmental efficiency

Mainline fleet composition


Small
110-140 seats
Medium
150-165 seats
Large
175+ seats
5%
43%
52%
5%
20-25%
70-75%
Today
Optimal

Upgauge benefits

1. Greater revenue opportunity
2. More premium revenue
3. Lower cost per seat
4. Better environmental profile

737 MAX order book accelerates upgauge

Type	Target Mix	Seats	Role in Alaska's Fleet
737-10	60 	189	Largest, most efficient aircraft in fleet
737-9	70 	178	Ideal for long-haul, high-demand routes
737-8	15 	162	Best for high-performance and medium-sized markets

Target mix counts include all firm and option aircraft of existing order book.

Greater premium revenue opportunity

Premium seat mix


+18 pts
25%
7%
2016
2023

Premium seat growth includes Premium and First Class seats.

Premium fare advantage


2.0x
1.3x
1.0x
Main Cabin
Premium Class
First Class

Reflects FY 2021 fare comparisons by cabin.

Upgauge strategy is already delivering benefits


A320
150
Total Seats
12
First
24
Premium
114
Main
Cabin


737-9
178
Total Seats
16
First
24
Premium
138
Main
Cabin

Upgauge benefits

1. Greater revenue opportunity

19% more seats

2. More premium revenue

33% more First Class seats

3. Lower cost per seat

14% reduction

4. Better environmental profile

25% lower fuel burn and carbon emissions per seat

Fleet Evolution 2019-2026

Year end fleet counts



332
311
323
396
2019
2021
2023
2026
Boeing 737 Firm
Embraer E175
Boeing 737 Options
Airbus
De Havilland Q400

Mainline counts assume 10 A321neos retired by year end 2023 and include 52 737 options not yet contracted as firm for delivery in 2024-2026.

Evolution 2019-2026

- Mainline and regional single fleet by 2023
- Gauge: +1% annually
- Premium seats: +62%
- Fleet age flat: 8.0 years in 2019, 8.4 in 2026
- Newest-technology aircraft: 41% of fleet, +38 points

Newest-technology aircraft include Boeing MAX and Airbus A321neos.

SANGITA WOERNER
SVP MARKETING & GUEST EXPERIENCE

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

EXPANSIVE WEST COAST NETWORK

EFFICIENT FLEET

COMPELLING PRODUCT

POWERFUL BRAND & UNPARALLELED LOYALTY

RESILIENT BUSINESS MODEL

Appealing to a broader range of guests

FIRST CLASS

MAIN CABIN


Alaska
I
NY

Suited-up Flyers | High Flyers | Business Nomad | Points Guy | Destination Focused | Opportunist | Kids in Tow | Without a Hitch | Dollar Driven

WE OFFER FANTASTIC VALUE:
HIGH QUALITY PRODUCT AT A COMPETITIVE FARE

Industry leading pitch



	Alaska	American Airlines	Delta	United	Southwest
First Class	40”	37”	37”	37”	N/A
Premium	35”	33”	34”	34”	N/A



Lounge


USB

Seat power


GAME OF
THRONES

Free movies & texting


SCHWARTZ
17

Streaming WiFi



Fresh food


Pure-Pak
BOXED
WATER
IS
BETTER.
8.4 FL OZ 250 ML PURIFIED WATER

Boxed water


FREMONT
San
Francisco

Local brews


Premium
6
CBA

Assigned seating

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

- EXPANSIVE WEST COAST NETWORK
- EFFICIENT FLEET
- COMPELLING PRODUCT
- POWERFUL BRAND & UNPARALLELED LOYALTY
- RESILIENT BUSINESS MODEL

Alaska has incredible brand love

#1 COSTCO WHOLESALE

#2 amazon

#3 Microsoft

#4 Alaska AIRLINES

#5 Nintendo

#6

- Sample size = 998-1,111
- Results are based on daily surveys conducted between January 1, 2021 to December 31, 2021.
- Question Asked - Do you have a favorable or unfavorable impression of the following? Total Favorable = Top 2 box (Very Favorable+Somewhat Favorable).

Our care in action

HERE FOR YOU...

... AND YOUR WALLET.

JOY

EMPATHY

EASE

VALUE IN FARES

VALUE IN QUALITY

VALUE IN REWARDS

Investing in our people

Alaska

CARE Retreat

12,000
EMPLOYEES

1,025
LEADERS

74
SESSIONS

Shouting CARE from the rooftops


MORE
LIKE
ALASKA
CARELINES.
Alaska
AIRLINES


WE
CARE
A LOT.
Alaska
AIRLINES


CARE IS
ALWAYS
IN
STYLE.
Alaska
AIRLINES

UNPARALLELED LOYALTY

nerdwallet
Best-Of Awards 2021

BEST TRAVEL REWARDS
U.S.News & WORLD REPORT
AIRLINES 2021-22

AMERICA'S BEST LOYALTY PROGRAMS 2022
Newsweek
statista

Most generous program in the industry

Alaska Mileage Plan


Alaska
Mileage Plan
ANITA HOLIDAY
VISA
Signature

Earn at least **30%** more miles

Nearly **triple** the value of cash back cards

Alaska Airlines	SFO TO BOS | ROUND TRIP	5,394 MILES EARNED	54% MORE
Other Airlines	SAME TRIP, SAME FARE	3,492 MILES EARNED	

	Alaska Airlines Visa® Card	1.5% cash back card
Average expected value of rewards*	$100	$150
Annual Companion Fare**	$221	—
2 Free checked bags***	$120	—
Total annual value	**$441**	$150

*Redeemed from everyday credit card purchases of $10k annually. **Savings based on Alaska's average roundtrip fare in 2019. ***Value for 2 guests taking 1 roundtrip

Our member mix is more geographically diverse than ever

Concentration of Mileage Plan members


46%
54%

Concentration of credit card holders


56%
44%

Pacific Northwest | Other geographies

Pacific Northwest includes WA, OR, ID, and AK

And our program is growing rapidly across our network

Mileage Plan member growth vs ASMs since 2016


1x
9x

Credit card holder growth vs ASMs since 2016


1x
10x

Pacific Northwest | Other geographies

Pacific Northwest includes WA, OR, ID, and AK.
Growth rates determined using mileage plan member and card holder growth calculated from November 2016 through February 2022, and capacity growth from Q2 2016 to Q2 2022.

We have renewed and enhanced our Bank of America co-brand agreement

Renewed agreement highlights

- Renewal extends through 2030
- Expands guest benefits
- Accelerates growth plans across the West Coast
- Significant increase in marketing and technology development funds to grow the program

Total remuneration under the renewed agreement is strong



12% CAGR
+30%
2016
2021
2022

DEAN ATHANASIA

BANK OF AMERICA
PRESIDENT REGIONAL BANKING

BANK OF AMERICA

Alaska®
AIRLINES

®
BANK OF AMERICA

SHANE TACKETT
CHIEF FINANCIAL OFFICER

OUR RUNWAY TO PROFITABLE GROWTH


Alaska

EXPANSIVE WEST COAST NETWORK

EFFICIENT FLEET

COMPELLING PRODUCT

POWERFUL BRAND & UNPARALLELED LOYALTY

RESILIENT BUSINESS MODEL

The investment case for ALK is strong

1. Durable competitive advantages
2. Tenured and capable leadership team
3. Financial position amongst best in industry
4. Competitive position improved versus pre-pandemic
5. Track record of outperformance
6. Clear strategic roadmap that will deliver value

Our balance sheet is among the strongest in the industry, and we did not dilute shareholders

Peer group debt to capitalization % as of December 31, 2021

Equity Issued	No	Yes	Yes	Yes	No	Yes
vs 2019 (pts)	+8	+29	+17	+26	+40	+20


49%
53%
54%
88%
89%
120%
Alaska
jetBlue

Debt to capitalization as reported by each company per SEC filings.

Our network positioning is improved versus 2019

We have reshaped our network

- Connecting strength markets and alliance hubs
- Growth in areas of strength
- Constrained airports served well by new upgauged fleet
- Favorable competitive backdrop

Change in domestic ASMs Q2 2019 to Q2 2022

	West Coast	AS Overlap
Alaska	(3%)	-
Peer 1	+3%	+13%
Peer 2	(23%)	(28%)
Peer 3	(6%)	+6%
Peer 4	(9%)	(6%)
Peer 5	(12%)	(9%)
Ind'y ex Alaska	(10%)	(8%)
Alaska vs Industry	+ 7 points	+ 8 points

Footnote

Our cost position is improving versus our competitors

CASMex fuel comparison, adjusted for stage length


14% better
15% better
20%+ better
9.58
8.25
11.21
9.57
2016 - 2019
2021
Est. 2022
Industry
Alaska

Cost drivers through 2025

- ↑ New labor deals
- ↑ Inflation
- ↑ Airport costs
- ↓ Structural cost initiatives
- ↓ Single fleet efficiencies
- ↓ Upgauging benefit

Industry includes: Delta, United, American, Southwest and JetBlue. Stage length adjustment factor of 1,000 miles applied. CASMex as reported by each carrier in SEC filings, including. Statistical data from DOT Form 41. 2022 estimate source FactSet consensus for industry as of 3/18/2022 and for Alaska reflects guidance issued 3/24/2022.

Our hedge program provides protection in 2022 from dramatic price increases

Our 2022 fuel hedges provide ~$200M benefit

- Hedge Levels: 50% of expected consumption
- Product: WTI crude oil
- Instrument: 20% out of the money call options
- Layering: 10% strips starting 18 months in advance, achieving 50% target 6 months in advance

Our simple, formulaic and transparent program



$107
$95
$98
$93
$89
$86
$69
$71
$80
$83
$84
$80
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Weighted-Average WTI Call Option Strike Price
WTI Forward Curve

Source: Bloomberg WTI forward curve as of March 21, 2022.

Our commercial roadmap is expected to help close RASM gap to industry

Stage length adjusted yield versus industry

#1 industry margins 8 of 10 years



0.2%
(1%)
(3%)
(2%)
(5%)
(7%)
(7%)
(8%)
(8%)
(11%)
(8%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q3 21
Target

Industry: Delta, United, American, Southwest, JetBlue; values shown are Industry ex Alaska
Source: Form 41, Total System, Stage Length adjusted to 1000 miles

Opportunities to close gap versus industry

FLEET UPGAUGE
$70M

NETWORK & ALLIANCES
$135M

LOYALTY & PRODUCT
$195M

Our cost and revenue initiatives will lead to continued industry margin outperformance

Historical pre-tax margins


11%
11%
12%
12%
17%
24%
24%
16%
9%
12%
(6%)
(49%)
3%
2%
3%
5%
9%
15%
14%
11%
9%
10%
(18%)
(64%)
Alaska
Industry
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Year	ALK Rank
2010	#1
2011	#1
2012	#1
2013	#1
2014	#1
2015	#1
2016	#1
2017	#1
2018	#3
2019	#3
2020	#1
2021	#1

Industry includes Delta, American, United, Southwest, and JetBlue; Industry adjusted pretax margins represent ASM weighted industry average, excluding Alaska for each period reported. 2022E and 2023 pretax margins source FactSet Consensus as of 3/18/2022 for Industry and Alaska.

The pandemic forced an industry reset and Alaska is leading the recovery

Alaska led the industry in recovery

1st to zero cash burn

1st to positive operating cash flows excluding PSP funds

1st to profitability

1st to return to pre-COVID leverage levels without issuing equity

And delivered the #1 pre-tax margin for 2H 2021



Alaska
7%
2%
(1%)
(5%)
(7%)
(11%)
jetBlue

Reported Q3 2021 and Q4 2021 adjusted pre-tax margin.

2022 GUIDANCE AND LONG TERM TARGETS

Alaska®

oneworld

We will be profitable in March and demand for future travel has been strong

Q1 2022 guidance update

Versus 2019	Previous Expectation	Current Expectation
Capacity	Down 10% to 13%	Down 11% to 12%
Total revenue	Down 14% to 17%	Down 11% to 12%
CASMex	Up 15% to 18%	Up 18% to 19%
Economic fuel PPG	$2.60 to $2.65	~$2.62

Q2 and beyond

- Dramatic improvement in demand from January lows
- Demand is above 2019 levels
- Yields are above 2019 levels
- Corporate bookings at 60% of 2019 levels
- Pre-tax profitability expected in March and for the remainder of the year

Previous guidance provided in Form 8-K on January 27, 2022 and updated on March 8, 2022..

2022 guidance & capital expenditures outlook

FY 2022 guidance

Versus 2019	Previous Expectation	Current Expectation
Capacity	Up 2% to 6%	Up 1% to 3%
CASMex	Up 1% to 3%	Up 3% to 5%
Adjusted pre-tax margin %	-	6% to 9%
Capital expenditures	$1.6 to $1.7 billion	$1.6 to $1.7 billion

Capital expenditures

In millions, except where noted



Debt to cap
40% to 50%
$1,026
$960
$696
$222
$292
$1.6B - $1.7B
$2.0B - $2.1B
2017
2018
2019
2020
2021
2022
2023

Previous guidance provided on January 27, 2022 earnings call.
Note: pre-tax margin expectation assumes an economic fuel price of $2.80 per gallon, which is subject to change.

Long term we are committed to outperforming industry margins and re-implementing shareholder returns

ROIC	PRE-TAX MARGIN	LEVERAGE	LIQUIDITY
At least 200+ bps above cost of capital and higher than industry	11% - 13% and above industry peers	40% - 50% adjusted debt to capitalization <1.5x net debt to EBTIDAR	15% to 25% of revenues

PENSIONS FUNDED	FREE CASH FLOW	SHAREHOLDER RETURNS
>80% on a PBO basis	Restore to conversion rate of 25% – 75% of net income	Long term, return 50% to 100% of free cash flow

Our market valuation still does not reflect our fundamentals and performance

Forward price to earnings ratio



13.4x
jetBlue
9.7x
9.7x
8.7x
Alaska
6.8x
6.4x

Forward Price to earnings ratio based on Factset consensus EPS for FY 2023 by carrier, and stock price as of March 17, 2022.

Change in enterprise value



1%
(7%)
(12%)
(21%)
(22%)
(27%)
jetBlue
Alaska

Enterprise value calculated as Market Capitalization, plus debt, lease liabilities, pension liabilities, less cash. Change calculated from Jan 2020 to December 2021 with market capitalization updated through March 17, 2022.

Net zero by 2040


1
Efficient operations
2
New 737-8, 737-9, and 737-10 aircraft
3
Sustainable aviation fuel (SAF) at a reasonable cost and scale
4
Electrified or hybrid regional fleet
5
Verified, durable carbon offsets, sequestration or direct air capture only as needed to close a gap to target
2040
CARBON OFFSETTING TECHNOLOGY
NOVEL PROPULSION
SUSTAINABLE AVIATION FUEL (SAF)*
FLEET RENEWAL
OPERATIONAL EFFICIENCY

EXPANSIVE WEST COAST NETWORK

- $400 million in commercial initiatives
- Significant frequency growth in core markets
- Improved competitive backdrop
- Infrastructure investments to support growth

EFFICIENT FLEET

- Single fleet for mainline and regional
- Leveraging upgauge for growth
- Premium seats growing to 25% of seat mix
- Strong foundational partnerships

COMPELLING PRODUCT

- Industry leading pitch
- Investing in products for a broad range of guests
- Most generous value proposition

POWERFUL BRAND & UNPARALLELED LOYALTY

- Investing in our people & culture of CARE
- Powerful new co-brand renewal with Bank of America
- Rapidly growing and diversified loyalty program

RESILIENT BUSINESS MODEL

- Cost position improving vs. competitors
- Initiatives in place to sustain track record of outperformance
- Fortress balance sheet untarnished by pandemic